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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                                January 31, 1999
                Date of Report (Date of earliest event reported)


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                               PULTE CORPORATION
             (Exact name of registrant as specified in its charter)


          Michigan                    1-9804                     38-2766606
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)

  33 Bloomfield Hills Pkwy., Suite 200, Bloomfield Hills, Michigan      48304
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           (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (248) 647-2750
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)









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                                    FORM 8-K


Item 5.  Other Events.

         On January 31, 1999, Pulte Corporation (the "Company") entered into an indenture supplement with The Bank of New York as Successor Trustee to NationsBank of Georgia, National Association, concerning $100,000,000 aggregated principal amount of 7% senior notes of the Company due 2003, and $115,000,000 aggregated principal amount of 8-3/8% senior notes of the Company due 2004.

         On January 31, 1999, the Company entered into an indenture supplement with The First National Bank of Chicago, a national banking association, concerning $125,000,000 aggregated principal amount of 7.3% senior notes of the Company due 2005, and $120,000,000 aggregated principal amount of 7.625% senior notes of the Company due 2017.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         4.1 Indenture supplement (to indenture filed as Exhibit 4.1 to registration statement on Form S-3 (33-71742)).

         4.2 Indenture supplement (to indenture filed as Exhibit 1 to Form 8-K dated October 20, 1995).

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PULTE CORPORATION



                                  By:  /s/John R. Stoller
                                       -----------------------------------------
                                          John R. Stoller
                                          Vice President, General Counsel
                                          and Secretary

Dated:  February 26, 1999
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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                         DESCRIPTION
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4.1            Indenture supplement (to indenture filed as Exhibit 4.1 to registration statement on Form S-3 (33-71742)).

4.2 Indenture supplement (to indenture filed as Exhibit 1 to current report on Form 8-K dated October 20, 1995).